--------------------------------------------------------------------------------
                                  ANNUAL REPORT
--------------------------------------------------------------------------------

[Logo]
NEW ENGLAND FUNDS(R)
Where The Best Minds Meet(R)
--------------------------------------------------------------------------------

                                                  New England Money Market Funds

                                                               [graphic omitted]

--------------
JUNE 30, 1998
--------------

                                                                     August 1998
--------------------------------------------------------------------------------

[Photo of Henry L.P. Schmelzer]

Dear Shareholder:

Investors had reason for comfort during the first half of 1998.

After stunning gains in each of the last three years, the stock market behaved more like its customary self: Major market indicators moved up for a time, slid back and were once again in recovery mode at the end of the period. This pattern largely reflected investors' responses to fast-changing events in Asia. Unpredictable markets call to mind the long-term experience of millions of mutual fund investors; those of us who held firm to our plans as markets entered difficult periods were often rewarded as markets recovered. The longer you stay invested the less interim ups and downs -- here or overseas -- should concern you.

News from the Far East drove bond market sentiment as well. In the United States, faltering Asian economies meant lower prices on many imported goods, putting pressure on prices and corporate earnings. With slower growth now a real possibility and with little immediate evidence of inflation, the Federal Reserve Board left short-term interest rates unchanged, while long-term rates fell to record lows in mid-June.

In the pages that follow, you can read about how your Fund's management dealt with the disruptions in the Pacific region and their impact on our domestic economy. But beyond Asia's present problems, and notwithstanding the inevitable ebb and flow of our own business cycle, there are reasons to be optimistic about investment prospects over the next several years. For example, vast, under-served populations in China and elsewhere represent huge potential demand for consumer goods. Here in the United States, there is the prospect of a demography-driven spending wave, as millions of baby-boomers enter their peak consumption years. Events may turn out differently -- volatility will always be part of investing -- but as much as the markets may waver, the watchwords for many long-term investors are constant: diversify and persist.

While you are thinking about your investments, take a few minutes to review your portfolio. It's possible that three years of strong market gains have tilted your holdings disproportionately toward aggressive stock funds. If so, you and your financial representative can adjust the balance easily using some of New England Funds' more conservative equity or bond funds to reallocate your assets in line with your long-term goals and comfort level. Once you are satisfied with your portfolio's balance, be sure to stay in touch with your financial professional, invest regularly and don't try to guess what the market will do next.

Thank you for your continued support of New England Funds. Sincerely,

/s/ Henry L.P. Schmelzer

    Henry L.P. Schmelzer
    President

PREPARING FOR THE YEAR 2000
--------------------------------------------------------------------------------
New England Funds continues to work to provide high quality service as we move into the new century. Since last year we have devoted significant resources to identifying, analyzing and resolving computer issues related to Year 2000. As a further measure, we have focused on year-end 1998 as a target for preparedness by vendor and service agency systems that we rely on for support. We expect major systems to be ready before the end of the year, with a year of quality assurance to follow.

                         NEW ENGLAND MONEY MARKET FUNDS
--------------------------------------------------------------------------------

                                        INVESTMENT RESULTS THROUGH JUNE 30, 1998
--------------------------------------------------------------------------------

                                          ANNUALIZED SEVEN-DAY YIELDS -- 6/30/98
--------------------------------------------------------------------------------

                                             Class A, B, & C        Class Y
   New England Cash Management Trust               4.96              4.99

   New England Tax Exempt                          3.23
   Money Market Trust
         Yields will fluctuate with changes in market conditions.
--------------------------------------------------------------------------------

The seven-day money market yield reflects the Funds' current earnings more closely than total return.

                                                                           AVERAGE ANNUAL TOTAL RETURNS -- 6/30/98
-------------------------------------------------------------------------------------------------------------------
                                           1 Year                  Class Y                  5 Years        10 Years
                                      (Class A, B & C)     (2/27/98* Through 6/30/98)      (Class A)       (Class A)
   New England Cash Management Trust        4.99%                   1.66%**                  4.42%           5.33%

   New England Tax Exempt                   3.28                     n/a                     2.99            3.65
   Money Market Trust
-------------------------------------------------------------------------------------------------------------------

Investment results in this table represent annual returns including reinvestment of distributions. Figures quoted above represent past performance and are not a guarantee of future results.

 * Commencement of operations
** Not computed on an annualized basis

                         NEW ENGLAND MONEY MARKET FUNDS
--------------------------------------------------------------------------------

                                QUESTIONS & ANSWERS WITH YOUR PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

[Photo of Scott Nicholson]
Scott Nicholson
Back Bay Advisors, L.P.

Q. How did New England Cash Management Trust-Money Market Series perform over the past 12 months?

The Fund provided a competitive total return while maintaining a constant $1.00* share price. For the 12 months ending June 30, 1998, New England Cash Management Trust Class A produced a total return of 4.99%, which included the reinvestment of $0.049 per share in dividend distributions. The Fund's 7-day yield as of that date was 4.96%.

Q. What was the interest rate environment during the year?

The Federal Funds rate -- the rate at which banks lend to each other overnight and benchmark for short-term interest rates -- remained at 51 1/42% throughout the period. Consequently, with the exception of some temporary fluctuations, short-term interest rates were relatively stable. With the one-year U.S. Treasury bill providing 98% of the yield of the 10-year U.S. Treasury note at the end of the fiscal period, money market investments became more attractive; they provided the bulk of the income offered by longer-term bonds with almost none of the risk. Throughout the past 12 months, U.S. economic activity was strong and inflation stayed low. While strong economic growth began to cause investor concern about future inflation, the evolving economic crisis in Asia heightened expectations that U.S. economic growth would slow, relieving inflationary pressures. We believe that the Federal Reserve Board, by declining to raise short-term rates during the 12 months under review, recognized the weakening effect of Asia's difficulties on the United States. Without the influence of Asia, we think the Federal Reserve might have raised short-term interest rates as a preemptive strike against inflation.

Q. What strategies did you use in managing the Fund?

We kept a longer average maturity and took advantage of temporary interest rate fluctuations. When interest rates rose, we invested in securities with longer maturities to secure higher yields for the Fund for an extended period of time. Conversely, we invested in securities with shorter maturities when longer maturities provided little to no yield advantage over shorter maturities. As of June 30, 1998, the Fund's average maturity stood at 77 days, compared to 59 days a year ago.

Most of the Fund's assets were invested in commercial paper, which typically offered higher yields than other types of money market instruments.

The Fund held positions in Japanese bank obligations early in the fiscal year. These issues were not replaced when they matured by December 31, 1997, in light of the difficulties in Asia. In fact, the Fund held no Japanese bank obligations at any point over the past six months.

Q. What is your outlook for short-term rates over the next six months?

We expect short-term interest rates to remain generally steady, with temporary bouts of fluctuations as periodic economic reports influence investors' expectations of future monetary policy. We also believe the Federal Reserve Board will continue to proceed cautiously with interest rate policy, waiting to see if Asia's problems will sufficiently cool the U.S. economy. With that outlook, we expect to follow strategies similar to those we used over the last year, focusing on relative value, taking advantage of selective opportunities triggered by shifting short-term interest rates and emphasizing high-quality investments.

                                             PORTFOLIO COMPOSITION AS OF 6/30/98

               Commercial Paper                         71%
               Certificate of Deposit                   25%
               Eurodollar Certificate of Deposit         3%
               Banker Acceptances                        1%

Portfolio allocation is subject to change.

* Money market funds are neither insured nor guaranteed by the U.S. government. These funds seek but cannot assure a stable share price of $1.00.

[photo of John Maloney]
John Maloney
Back Bay Advisors, L.P.

Q. How did New England Tax Exempt Money Market Trust perform over the past 12 months?

The Fund provided a stream of tax-free income and maintained a constant share price of $1.00.* For the 12 months ending June 30, 1998, the Fund produced a total return of 3.28%, including the reinvestment of $0.032 per share in dividend distributions. At the end of the period, the Fund's tax-exempt 7-day yield was 3.23%, which translates into a taxable equivalent yield of 5.35% for an investor in the maximum federal tax bracket of 39.6%.

Q. What was the investment environment during the past year?

Short-term interest rates, which heavily influence money market funds, were fairly stable. The Federal Funds rate remained at 51 1/42% throughout the period. The Federal Funds rate is what banks charge to lend to each other overnight and the benchmark for short-term interest rates in general.

The U.S. economy continued on a solid growth path. Rising employment and income levels generated a robust housing market and strong retail sales. Typically, this kind of economic strength stimulates investor concerns about future inflation. However, Asia's problems offset some of the strength in the U.S. economy, relieving corresponding inflation pressures. As a result, interest rates remained low.

Other factors also helped keep interest rates low. The forecast of a federal budget surplus, as well as concerns about the economic crisis in Asia, prompted a so-called flight to quality into U.S. securities. The demand both strengthened the U.S. dollar and -- while pushing bond prices higher -- pushed interest rates lower.

Q. What strategies did you use in managing the Fund?

We focused on the seasonal factors that are unique to the tax-exempt markets by managing the Fund's average maturity to take advantage of rate fluctuations. Seasonal factors tend to be the driving force behind the direction of short-term tax exempt rates.

We shortened the Fund's average maturity from 58 days in July 1997 to 49 days by the end of December 1997 while increasing to 70% the Fund's holdings in variable rate instruments -- securities whose interest rates vary with changes in a designated base rate. These changes enabled the Fund to capture the higher yields. In April and May 1998, our portfolio strategy again reflected steps to accommodate the seasonal cash flows. During these months, many investors paid their income taxes and cash flowed out of the Fund. We then began to shorten the Fund's average maturity in preparation for the end of June, when we lengthened the average maturity to take advantage of anticipated higher rates. June 30 is the fiscal year-end for most states and counties and is the time of year when municipal note issuance is heaviest. Yields typically rise at that time as issuers compete for investor dollars. In June, we invested in notes with one-year maturities, which provided the Fund with the highest yields for the greatest length of time. The average maturity was 61 days at the end of June.

Q. What is your outlook for short-term tax exempt rates over the next six months?

We believe that Asia's financial problems may slow economic growth in the United States. Provided that inflation stays well contained, we think the Federal Reserve Board may maintain its current stance on monetary policy of keeping interest rates stable.

Portfolio commentary reflects the conditions and actions taken during the reporting period, which are subject to change. A shift in opinion may result in strategic and other portfolio charges.

* Money market funds are neither insured nor guaranteed by the U.S. government. These funds seek but cannot assure a stable share price of $1.00.

--------------------------------------------------------------------------------
                   CASH MANAGEMENT TRUST MONEY MARKET SERIES
--------------------------------------------------------------------------------

Investments as of June 30, 1998

INVESTMENTS--98.3% OF TOTAL NET ASSETS

FACE
AMOUNT       DESCRIPTION                                              VALUE
--------------------------------------------------------------------------------
             BANK NOTE--1.4%
$10,000,000  First Union National Bank, 5.570%, 7/01/98 (b) ..    $ 10,000,000
                                                                  ------------
             Total Bank Note (Cost 10,000,000) ...............      10,000,000
                                                                  ------------
             CERTIFICATES OF DEPOSIT--24.9%
 10,000,000 Bankers Trust Co., 5.600%, 7/01/98 (b) ...........       9,996,751
 10,000,000 Barclays Bank PLC, 5.521%, 7/02/98 (b) ...........       9,992,765
  8,000,000 Swiss Bank New York, 5.690%, 7/02/98 .............       7,999,995
  5,000,000 Swiss Bank New York, 5.710%, 7/02/98 .............       5,000,003
  3,000,000 Morgan Guaranty Trust Company New York,
               5.800%, 7/28/98  ..............................       2,999,796
 10,000,000 Swiss Bank New York, 5.870%, 8/19/98 .............       9,998,682
  5,000,000 Deutsche Bank AG New York, 5.940%, 9/15/98 .......       4,999,829
  5,000,000 Societe Generale, 5.870%, 9/30/98 ................       5,000,819
  6,000,000 Banque Nationale de Paris, 5.800%, 10/05/98 ......       6,000,637
  3,000,000 Bank of Nova Scotia, 5.800%, 10/06/98 ............       2,999,718
  7,000,000 Societe Generale, 5.770%, 10/07/98 ...............       7,000,192
  5,000,000 ABN Amro Bank NV New York, 5.710%, 10/09/98 ......       4,999,807
  3,000,000 Canadian Imperial, 5.880%, 10/14/98 ..............       3,000,860
  3,000,000 Deutsche Bank AG New York, 5.860%, 10/14/98 ......       3,000,142
  5,000,000 Deutsche Bank AG New York, 5.850%, 10/20/98 ......       5,000,264
  5,000,000 Banque Nationale de Paris, 5.710%, 10/30/98 ......       5,000,149
 10,000,000 Banque Nationale de Paris, 5.950%, 12/07/98 ......      10,006,443
  3,000,000 Societe Generale, 5.850%, 12/17/98 ...............       3,001,084
  3,000,000 Credit Suisse, 5.740%, 1/07/99 ...................       2,998,257
 11,500,000 Deutsche Bank AG New York, 5.670%, 1/08/99 .......      11,492,826
  5,000,000 Canadian Imperial Bank Commerce, 5.570%, 1/11/99 .       4,994,947
  5,000,000 Canadian Imperial Bank Commerce, 5.650%, 1/11/99 .       4,998,793
  7,000,000 Dresdner Bank AG New York, 5.510%, 1/15/99 .......       6,995,445
  3,000,000 Canadian Imperial, 5.550%, 2/10/99 ...............       2,995,028
  3,000,000 Royal Bank of Canada, 5.630%, 2/26/99 ............       2,996,628
  5,000,000 Societe Generale, 5.685%, 3/12/99 ................       4,999,500
 10,000,000 ABN Amro Bank, 5.645%, 3/22/99 ...................       9,995,938
  5,000,000 Societe Generale New York, 5.665%, 3/23/99 .......       4,999,009
  5,000,000 Societe Generale New York, 5.750%, 4/06/99 .......       4,999,764
  5,000,000 Societe Generale, 5.750%, 4/15/99 ................       4,997,235
  2,000,000 Canadian Imperial, 5.745%, 4/27/99 ...............       1,999,251
  2,000,000 Svenska Handelsbanken AB Public, 5.750%, 5/04/99 .       1,999,419
                                                                  ------------
             Total Certificates of Deposit (Cost $117,459,976)     177,459,976
                                                                  ------------
             CERTIFICATES OF DEPOSIT (EURODOLLARS)--2.5%
  3,000,000  Dresdner Bank, 5.580%, 8/03/98 ..................    $  2,999,834
  5,000,000  Svenska Handelsbanken, 5.600%, 8/18/98 ..........       4,999,943
 10,000,000  Commerzbank, 5.840%, 9/28/98 ....................      10,001,062
                                                                  ------------
             Total Certificates of Deposit (Eurodollars)
               (Cost $18,000,839) ............................      18,000,839
                                                                  ------------
             COMMERCIAL PAPER--69.5%
             ASSET BACKED--4.8%
  5,000,000Clipper Receivables Corp., 5.540%, 7/06/98 ........       4,996,153
  5,000,000Clipper Receivables Corp., 5.540%, 7/07/98 ........       4,995,383
  5,000,000Clipper Receivables Corp., 5.530%, 7/10/98 ........       4,993,087
  4,000,000Clipper Receivables Corp., 5.530%, 7/13/98 ........       3,992,627
  7,000,000Clipper Receivables Corp., 5.570%, 7/23/98 ........       6,976,173
  5,000,000Clipper Receivables Corp., 5.560%, 7/29/98 ........       4,978,378
  3,000,000Clipper Receivables Corp., 5.560%, 7/30/98 ........       2,986,563
                                                                  ------------
                                                                    33,918,364
                                                                  ------------
             AUTOMOTIVE--8.6%
  7,000,000 General Motors Acceptance Corp., 5.530%, 7/01/98 .       7,000,000
  5,000,000 American Honda Finance, 5.550%, 7/07/98 ..........       4,995,375
  5,000,000 American Honda Finance, 5.510%, 7/09/98 ..........       4,993,878
  9,200,000 American Honda Finance, 5.520%, 7/09/98 ..........       9,188,715
  2,000,000 General Motors Acceptance Corp., 5.600%, 7/09/98 .       1,997,511
 10,000,000 Ford Motor Credit Co., 5.480%, 7/10/98 ...........       9,986,300
  8,000,000 General Motors Acceptance Corp., 5.480%, 7/24/98 .       7,971,991
  6,000,000 American Honda Finance, 5.520%, 7/30/98 ..........       5,973,320
  3,000,000 American Honda Finance, 5.520%, 8/31/98 ..........       2,971,940
  6,000,000 General Motors Acceptance Corp., 5.510%, 9/18/98 .       5,927,452
                                                                  ------------
                                                                    61,006,482
                                                                  ------------
             BANKS--13.5%
  3,000,000 BNP Canada, 5.470%, 7/02/98 ......................       2,999,544
  6,000,000 Svenska Handelsbanken, 5.500%, 7/14/98 ...........       5,988,083
 10,000,000 Norwest Corp., 5.510%, 7/15/98 ...................       9,978,572
  5,000,000 BNP Canada, 5.530%, 7/28/98 ......................       4,979,263
 10,000,000 Norwest Corp., 5.570%, 7/31/98 ...................       9,953,583
 10,000,000 Royal Bank of Canada, 5.520%, 8/03/98 ............       9,949,400
 10,000,000 Deutsche Bank AG New York, 5.520%, 8/14/98 .......       9,932,533
  5,000,000 Svenska Handelsbanken, 5.520%, 8/20/98 ...........       4,961,667
  8,000,000 Bankers Trust NY, 5.450%, 10/02/98 ...............       7,887,367
  6,000,000 Bankers Trust NY, 5.490%, 10/23/98 ...............       5,895,690
  3,000,000 BNP Canada, 5.530%, 11/16/98 .....................       2,936,405
 10,000,000 Bankers Trust NY, 5.430%, 11/24/98 ...............       9,779,783
  3,000,000 BNP Canada, 5.480%, 12/15/98 .....................       2,923,737
  8,000,000 Svenska Handelsbanken, 5.510%, 1/08/99 ...........       7,766,131
                                                                  ------------
                                                                    95,931,758
                                                                  ------------
             DIVERSIFIED CONGLOMERATES--0.7%
  5,000,000USAA Capital Corp., 5.550%, 7/01/98 ...............       5,000,000
                                                                  ------------
             FINANCE--16.3%
  5,000,000 Transamerica Financial Group, 5.500%, 7/06/98 ....       4,996,181
  7,000,000 Beneficial Corp., 5.500%, 7/14/98 ................       6,986,097
  7,500,000 Associates Corp of N.A., 5.530%, 7/16/98 .........       7,482,719
  6,000,000 Beneficial Corp., 5.520%, 7/16/98 ................       5,986,200
  8,000,000 General Electric Capital Corp., 5.490%, 7/17/98 ..       7,980,480
  5,000,000 General Electric Capital Corp., 5.480%, 7/20/98 ..       4,985,539
  5,000,000 Avco Financial Services, Inc., 5.520%, 7/29/98 ...       4,978,533
  5,000,000 Avco Financial Services, Inc., 5.580%, 8/20/98 ...       4,961,250
  3,000,000 General Electric Capital Corp., 5.510%, 8/24/98 ..       2,975,205
 10,000,000 Beneficial Corp., 5.530%, 8/31/98 ................       9,906,297
 10,000,000 American Express, 5.550%, 9/21/98 ................       9,873,583
  5,000,000 Beneficial Corp., 5.500%, 9/21/98 ................       4,937,361
  5,000,000 Household Finance Corp., 5.500%, 9/21/98 .........       4,937,361
  8,000,000 CIT Group Holdings, 5.530%, 9/25/98 ..............       7,894,316
  4,275,000 Avco Financial Services, Inc., 5.520%, 10/19/98 ..       4,202,895
  5,000,000 General Electric Capital Corp., 5.510%, 10/20/98 .       4,915,054
  5,000,000 General Electric Capital Corp., 5.520%, 10/27/98 .       4,909,533
  5,000,000 Avco Financial Services, Inc., 5.530%, 11/10/98 ..       4,898,617
  8,000,000 General Electric Capital Corp., 5.440%, 11/20/98 .       7,828,338
                                                                  ------------
                                                                   115,635,559
                                                                  ------------
             INSURANCE--2.8%
  5,000,000 Prudential Funding Corp., 5.520%, 7/08/98 ........       4,994,633
  5,000,000 Prudential Funding Corp., 5.500%, 10/22/98 .......       4,913,681
  5,000,000 Prudential Funding Corp., 5.490%, 11/16/98 .......       4,894,775
  5,000,000 Prudential Funding Corp., 5.510%, 11/17/98 .......       4,893,626
                                                                  ------------
                                                                    19,696,715
                                                                  ------------
             LEASING--1.4%
 10,000,000 PHH Corp., 6.350%, 7/01/98 .......................      10,000,000
                                                                  ------------
             RETAIL--5.7%
  4,000,000 Dillard Investment Co., 6.800%, 7/01/98 ..........    $  4,000,000
  5,000,000 Dillard Investment Co., 5.670%, 7/13/98 ..........       4,990,550
  6,000,000 Sears Roebuck Acceptance Corp., 5.530%, 7/21/98 ..       5,981,567
  7,000,000 Sears Roebuck Acceptance Corp., 5.530%, 7/27/98 ..       6,972,043
  7,000,000 Sears Roebuck Acceptance Corp., 5.560%, 8/05/98 ..       6,962,161
  7,000,000 Sears Roebuck Acceptance Corp., 5.540%, 8/26/98 ..       6,939,675
  5,000,000 Sears Roebuck Acceptance Corp., 5.520%, 9/14/98 ..       4,942,500
                                                                  ------------
                                                                    40,788,496
                                                                  ------------
             SECURITIES--15.1%
  5,000,000 Goldman Sachs Group, 5.540%, 7/02/98 .............       4,999,231
  7,000,000 Lehman Brothers Holdings, 5.550%, 7/08/98 ........       6,992,446
  5,000,000 Lehman Brothers Holdings, 5.550%, 7/09/98 ........       4,993,833
  4,000,000 Lehman Brothers Holdings, 5.570%, 7/17/98 ........       3,990,098
  6,000,000 J.P. Morgan, 5.630%, 7/22/98 .....................       5,980,295
  3,000,000 Lehman Brothers Holdings, 5.570%, 8/20/98 ........       2,976,792
  5,000,000 Merrill Lynch & Co., 5.390%, 8/21/98 .............       4,961,821
  5,000,000 Merrill Lynch & Co., 5.510%, 8/21/98 .............       4,960,971
  8,000,000 Lehman Brothers Holdings, 5.560%, 8/25/98 ........       7,932,044
  5,000,000 Goldman Sachs Group, 5.520%, 8/26/98 .............       4,957,067
  8,000,000 Merrill Lynch & Co., 5.440%, 8/31/98 .............       7,926,258
  5,000,000 Merrill Lynch & Co., 5.620%, 9/08/98 .............       4,946,142
  8,000,000 Lehman Brothers Holdings, 5.550%, 9/14/98 ........       7,907,500
  4,000,000 Merrill Lynch & Co., 5.530%, 9/21/98 .............       3,949,616
  7,000,000 Goldman Sachs Group, 5.500%, 10/05/98 ............       6,897,333
  5,000,000 Merrill Lynch & Co., 5.440%, 10/29/98 ............       4,909,333
  4,000,000 Goldman Sachs Group, 5.480%, 11/06/98 ............       3,922,062
  7,000,000 Goldman Sachs Group, 5.500%, 1/25/99 .............       6,777,555
  5,000,000 Goldman Sachs Group, 5.480%, 1/29/99 .............       4,838,644
  3,000,000 Merrill Lynch & Co., 5.520%, 2/12/99 .............       2,896,040
                                                                  ------------
                                                                   107,715,081
                                                                  ------------
             TRUCKING & FREIGHT FORWARDING--0.6%
  4,000,000 Paccar Financial Corp., 5.550%, 7/22/98 ..........       3,987,050
                                                                  ------------
            Total Commercial Paper (Cost $493,679,505) .......     493,679,505
                                                                  ------------
            Total Investments--98.3%
              (Identified Cost $699,140,320)(c) ..............     699,140,320
            Other assets less liabilities ....................      12,125,688
                                                                  ------------
            Total Net Assets--100%                                 $711,266,00
                                                                   ===========

--------------------------------------------------------------------------------
(a) See Note 1a of Notes to Financial Statements.

(b) Variable rate interest certificates are instruments whose interest rates vary with changes in a designated base rate on a specific date. These certificates reset interest either daily, weekly or monthly based on the prime interest rate. The maturity date shown is the next reset date.

(c) The aggregate cost for federal income tax purposes was $699,140,320.

Percentage of Net Assets invested in obligations of foreign banks or foreign branches of U.S. Banks at June 30, 1998:

      Canada                      4.77%    Netherlands               1.41%
      England                     1.40%    Sweden                    3.62%
      France                      9.82%    Switzerland               3.66%
      Germany                     7.65%

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                         TAX EXEMPT MONEY MARKET SERIES
--------------------------------------------------------------------------------

Investments as of June 30, 1998

TAX EXEMPT OBLIGATIONS--109.4% OF TOTAL NET ASSETS

FACE
AMOUNT       DESCRIPTION                                              VALUE
--------------------------------------------------------------------------------
                     ALABAMA--3.8%
$  2,800,000 Athens Industrial Development Board Revenue,
               4.350%, (b) ......................................  $  2,800,000
                                                                   ------------
             ARIZONA--3.4%
   1,000,000 Arizona State Transportation Board Excise Tax,
               6.800%, 7/01/98  .................................     1,000,000
     500,000 Mesa Municipal Development Corp. Series 1985,
               3.650%, 8/13/98 (e) ..............................       500,000
   1,000,000 Arizona State Certificates of Participation,
               5.400%, 9/01/98 ..................................     1,002,555
                                                                   ------------
                                                                      2,502,555
                                                                   ------------
             CALIFORNIA--0.4%
     300,000 Los Angeles Regional Airport Lease, 4.000%, (b)  ...       300,000
                                                                   ------------
             COLORADO--1.4%
   1,000,000 Colorado River Texas Municipal Water District,
               8.500%, 1/01/99  .................................     1,023,298
                                                                   ------------
             DISTRICT OF COLUMBIA--4.9%
   3,600,000 District of Columbia, 3.850%, (b)  .................     3,600,000
                                                                   ------------
             FLORIDA--10.5%
   1,000,000 Florida Municipal Power Agency, 3.800%, 7/06/98  ...     1,000,000
     500,000 West Orange Memorial Hospital Tax, 3.800%, 7/13/98         500,000
   1,000,000 Florida Municipal Power Agency, 3.550%, 7/14/98 (e)        999,845
   1,480,000 Florida Municipal Power Agency, 3.650%, 9/03/98  ...     1,480,000
   1,300,000 Sunshine State Government Finance Commerce Revenue,
               3.650%, 9/08/98  .................................     1,300,000
     500,000 Sunshine State Government Finance Commerce Revenue,
               3.600%, 10/15/98  ................................       500,000
   2,000,000 Dade County Special Obligation, 3.950%, (b)  .......     2,000,000
                                                                   ------------
                                                                      7,779,845
                                                                   ------------
             IDAHO--2.7%
   2,000,000 Idaho State Tax Anticipation Note, 4.500%, 6/30/99       2,017,320
                                                                   ------------
             ILLINOIS--11.5%
   1,000,000 Chicago, 3.550%, 10/29/98  .........................     1,000,000
   1,000,000 Chicago, 3.550%, 2/04/99  ..........................     1,000,000
   3,200,000 Illinois Health Facilities, 3.550%, (AMBAC), (b)  ..     3,200,000
   3,300,000 McCook Revenue, 3.600%, (b)  .......................     3,300,000
                                                                   ------------
                                                                      8,500,000
                                                                   ------------
             INDIANA--4.3%
   3,200,000 Indianapolis Multi Family Revenue, 3.600%, (b)  ....     3,200,000
                                                                   ------------
             KANSAS--1.4%
     700,000 Burlington Pollution Control Revenue,
               3.600%, 8/12/98  .................................       700,000
     300,000 Kansas City Industrial Revenue, 3.900%, (b)  .......       300,000
                                                                   ------------
                                                                      1,000,000
                                                                   ------------

             KENTUCKY--4.6%
  $2,200,000 Mayfield Multi City Lease, 3.700%, (b)  ............  $  2,200,000
   1,200,000 Pendleton County Revenue, 3.950%, (b)  .............     1,200,000
                                                                   ------------
                                                                      3,400,000
                                                                   ------------
             LOUISIANA--11.0%
   1,735,000 Louisiana Public Facility Authority,
               4.250%, 7/01/99 (d) ..............................     1,744,473
   3,300,000 Jefferson Parish Hospital District 1, 3.600%, (b) . 3,300,000 3,100,000 Louisiana Public Facilities Hospital Authority,
               3.950%, (b) ......................................     3,100,000
                                                                   ------------
                                                                      8,144,473
                                                                   ------------
             MICHIGAN--2.8%
   1,000,000 Detroit City School District, 4.500%, 7/01/99  .....     1,008,060
   1,000,000 Detroit Sewage Disposal Revenue, 7.125%, 7/01/99  ..     1,046,758
                                                                   ------------
                                                                      2,054,818
                                                                   ------------
             MINNESOTA--4.3%
   1,870,000 Mendota Heights Housing Mortgage Revenue,
               4.650%, (b)  .....................................     1,870,000
   1,330,000 Mendota Heights Housing Mortgage Revenue,
               4.650%, (b)  .....................................     1,330,000
                                                                   ------------
                                                                      3,200,000
                                                                   ------------
             NEW JERSEY--1.4%
   1,000,000 New Jersey Economic Development Authority,
               4.800%, 7/01/98 ..................................     1,000,000
                                                                   ------------
             NEW YORK--1.8%
     900,000 New York State Dormitory Authority Revenue,
               4.250%, 7/01/99 (d)  .............................       904,356
     400,000 New York State Energy Research & Development,
               3.800%, (b) ......................................       400,000
                                                                   ------------
                                                                      1,304,356
                                                                   ------------
             NORTH CAROLINA--4.9%
     580,000 Iredell County Memorial Hospital Revenue,
               3.900%, 10/01/98 .................................       580,000
   3,000,000 North Carolina Educational Facilities Finance,
               3.600%, (b) ......................................     3,000,000
                                                                   ------------
                                                                      3,580,000
                                                                   ------------
             OHIO--1.4%
   1,000,000 Hamilton County Health Systems Revenue,
               4.750%, (b)  .....................................     1,000,000
                                                                   ------------
             OREGON--0.5%
     400,000 Portland Pollution Control, 4.000%, (b)  ...........       400,000
                                                                   ------------
             PENNSYLVANIA--8.2%
   3,000,000 Philadelphia Tax Anticipation Note,
               4.250%, 6/30/99  .................................     3,017,730
   3,000,000 Washington County Authority Lease, 3.650%, (b)  ....     3,000,000
                                                                   ------------
                                                                      6,017,730
                                                                   ------------
             SOUTH CAROLINA--4.3%
   3,200,000 Florence County Hospital Revenue,
               3.750%, (FGIC) (b)(e) ............................     3,200,000
                                                                   ------------

             TEXAS--10.6%
  $1,200,000 North Central Texas Health Series 1991 B,
               3.600%, 7/15/98 ..................................  $  1,200,000
   1,000,000 North Central Texas Health Series 1991 B,
               3.600%, 7/16/98 ..................................     1,000,000
   2,000,000 Texas State Tax Anticipation Note, 4.750%, 8/31/98       2,002,978
   1,000,000 Austin Utility Systems Revenue, 3.650%, 9/03/98  ...     1,000,000
     660,000 Bell County Health Facilities Development,
               4.000%, 12/01/98 .................................       660,531
     335,000 Dallas County Community College, 4.500%, 2/15/99 (d)       336,373
     300,000 Grapevine Industrial Development Corporation
               Revenue, 4.000%, (b)  ............................       300,000
   1,325,000 Nueces County Health Facilities, 3.650%, (b)  ......     1,325,000
                                                                   ------------
                                                                      7,824,882
                                                                   ------------
             UTAH--4.1%
   3,000,000 Emery County Pollution Control Revenue,
               3.650%, (b)  .....................................     3,000,000
                                                                   ------------
             WASHINGTON--1.8%
   1,355,000 Seattle, 4.500%, 9/01/98  ..........................     1,357,110
                                                                   ------------
             WYOMING--3.4%
   1,000,000 Gillette Pollution Control Revenue, 3.600%, 9/02/98      1,000,000
   1,500,000 Sweetwater County, 3.650%, 9/04/98  ................     1,500,000
                                                                   ------------
                                                                      2,500,000
                                                                   ------------
             Total Investments--109.4%
               (Identified Cost $80,706,387) (c) ................    80,706,387
             Other assets less liabilities ......................    (6,908,862)
                                                                   ------------
             Total Net Assets--100% .............................  $ 73,797,525
                                                                   ============

(a) See Note 1a of Notes to Financial Statements.
(b) Floating rate notes are instruments whose interest rates vary with changes in a designated base rate (such as the prime interest rate) on a specified date (such as coupon date or interest payment date). These instruments are payable on demand and are secured by letters of credit or other credit support agreements from major banks.
(c) The aggregate cost for federal income tax purposes was $80,706,387.
(d) Purchased on a delayed delivery basis. See Note 1d of Notes to Financial Statements.
(e) This security is being used to collateralize the delayed delivery purchases indicated in note (d) above.

Legend of Portfolio abbreviations:
AMBAC -- American Municipal Bond Assurance Corp.
FGIC -- Financial Guarantee Insurance Company

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                       STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
June 30, 1998
                                          CASH MANAGEMENT TRUST      TAX EXEMPT
                                              MONEY MARKET          MONEY MARKET
                                                 SERIES                TRUST
                                          ---------------------    -------------
ASSETS
  Investments at value ...................    $699,140,320          $80,706,387
  Cash ...................................         229,487              125,441
  Receivable for:
    Shares of the Trust sold .............      10,779,053            1,816,181
    Interest .............................       5,533,997              509,484
  Other assets ...........................           2,000                7,000
                                              ------------          -----------
                                               715,684,857           83,164,493
LIABILITIES
  Payable for:
    Securities purchased .................              --            9,036,216
    Shares of the Trust redeemed .........       3,766,666              211,489
    Dividends declared ...................          27,623                  443
  Accrued expenses:
    Management fees ......................         242,752               42,925
    Deferred trustees' fees ..............          66,582               32,249
    Accounting and administrative ........          11,127                2,239
    Other ................................         304,099               41,407
                                              ------------          -----------
                                                 4,418,849            9,366,968
                                              ------------          -----------
NET ASSETS ...............................    $711,266,008          $73,797,525
                                              ============          ===========
  Net Assets consist of:
    Capital paid in Class A shares .......    $595,570,691          $73,626,483
    Capital paid in Class B shares .......      11,548,831              171,042
    Capital paid in Class C shares .......         188,033                   --
    Capital paid in Class Y shares .......     103,843,386                   --
    Undistributed net investment income ..         119,291                   --
    Accumulated net realized losses ......          (4,224)                  --
                                              ------------          -----------
NET ASSETS ...............................    $711,266,008          $73,797,525
                                              ============          ===========
Shares of beneficial interest outstanding,
  no par  value
    Class A shares .......................     595,570,691           73,626,483
    Class B shares .......................      11,548,831              171,042
    Class C shares .......................         188,033                   --
    Class Y shares .......................     103,843,386                   --
                                              ------------          -----------
Shares of beneficial interest outstanding      711,150,941           73,797,525
                                              ============          ===========
    Net asset value per share Class A, B,
      C and Y shares* ....................           $1.00                $1.00
                                              ============          ===========
COST OF INVESTMENTS ......................    $699,140,320          $80,706,387
                                              ============          ===========
*Shares of the series are sold and redeemed at net asset value (net assets/ shares of beneficial interest outstanding).

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
Year Ended June 30, 1998
                                          CASH MANAGEMENT TRUST      TAX EXEMPT
                                              MONEY MARKET          MONEY MARKET
                                                 SERIES                TRUST
                                          ---------------------     ------------
INVESTMENT INCOME
  Interest ...............................     $39,842,909           $2,632,079
                                               -----------           ----------
  Expenses
    Management fees ......................       2,915,665              274,666
    Trustees' fees .......................          31,705               13,283
    Accounting and administrative ........         100,532               23,386
    Custodian ............................         143,720               43,204
    Transfer agent .......................       2,260,092              148,816
    Service fee -- Class Y ...............          88,268                   --
    Audit and tax services ...............          25,210               25,210
    Legal ................................          12,245                4,180
    Printing .............................         131,841                4,537
    Registration .........................          97,264               42,571
    Insurance ............................           5,150                  110
    Miscellaneous ........................           9,810                1,363
                                               -----------           ----------
  Total expenses .........................       5,821,502              581,326
  Less - waiver of fee by investment
    adviser and subadviser ...............              --            (165,118)
                                               -----------           ----------
  Net expenses ...........................       5,821,502              416,208
                                               -----------           ----------
  Net investment income ..................      34,021,407            2,215,871
REALIZED LOSS ON INVESTMENTS - NET .......           (651)                   --
                                               -----------           ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS     $34,020,756           $2,215,871
                                               ===========           ==========

                See accompanying notes to financial statements.

------------------------------------------------------------------------------------------------------------------------
                                           STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------

                                              CASH MANAGEMENT TRUST                               TAX EXEMPT
                                               MONEY MARKET SERIES                            MONEY MARKET TRUST
                                    ----------------------------------------         ----------------------------------
                                      YEAR ENDED              YEAR ENDED              YEAR ENDED            YEAR ENDED
                                       JUNE 30,                JUNE 30,                JUNE 30,              JUNE 30,
                                         1997                    1998                    1997                  1998
                                      -----------             -----------             ----------            ----------
FROM OPERATIONS
  Net investment income ......      $   31,512,764           $   34,021,407          $  2,150,924         $   2,215,871
  Net realized gain (loss) on
    investments ..............              (1,820)                    (651)                5,035                     0
                                    --------------           --------------          ------------         -------------
  Increase in net assets from
    operations ...............          31,510,944               34,020,756             2,155,959             2,215,871
                                    --------------           --------------          ------------         -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income (a)
    Class A, B, C ............         (31,392,304)             (32,279,427)           (2,155,959)           (2,215,871)
    Class Y ..................                   0               (1,741,329)                    0                     0
  Net realized gain on
    investments
    Class A, B ...............            (118,639)                       0                     0                     0
                                    --------------           --------------          ------------         -------------
                                       (31,510,943)             (34,020,756)           (2,155,959)           (2,215,871)
                                    --------------           --------------          ------------         -------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from the sale of
    shares ...................       1,265,900,028            1,671,676,546            91,844,146           104,256,210
  Net asset value of shares
    issued in connection with
    the reinvestment of
    dividends from net
    investment income and
    distributions from net
    realized gains ...........          30,704,669               32,781,591             2,121,276             2,177,898
  Cost of shares redeemed ....      (1,261,566,359)          (1,691,851,054)          (91,126,563)         (100,372,725)
                                    --------------           --------------          ------------         -------------
TOTAL INCREASE IN NET ASSETS
  DERIVED FROM CAPITAL SHARE
  TRANSACTIONS ...............          35,038,338               12,607,083             2,838,859             6,061,383
                                    --------------           --------------          ------------         -------------
Total increase in net assets .          35,038,339               12,607,083             2,838,859             6,061,383
NET ASSETS
  Beginning of the year ......         663,620,586              698,658,925            64,897,283            67,736,142
                                    --------------           --------------          ------------         -------------
  End of the year (b) ........      $  698,658,925           $  711,266,008          $ 67,736,142         $  73,797,525
                                    ==============           ==============          ============         =============

(a) Amounts distributed include a net realized gain (loss) of ($1,820) and ($651) for the Cash Management Trust Money
    Market Series for the years ended June 30, 1997 and 1998, respectively, and $5,035 for the Tax Exempt Money Market
    Trust for the year ended June 30, 1997.
(b) Including undistributed net investment income of $118,640 and $119,291 for the years ended June 30, 1997 and 1998, respectively, for the Cash Management Trust Money Market Series.

                                     See accompanying notes to financial statements.

---------------------------------------------------------------------------------------------------------------------------------
                                                      FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------------------

                                                           CASH MANAGEMENT TRUST -- MONEY MARKET SERIES
                                 --------------------------------------------------------------------------------------------------
                                                                CLASS A, B, C                                           CLASS Y
                                                                                                                      FEBRUARY 27
                                                           YEAR ENDED JUNE 30, (D)                                    (b) THROUGH
                                 ----------------------------------------------------------------------------          JUNE 30,
                                      1994             1995            1996             1997            1998             1998
                                     ------           ------          ------           ------          ------           ------
Net Asset Value, Beginning of
  Year                               $ 1.00           $ 1.00          $ 1.00           $ 1.00          $ 1.00           $ 1.00
                                     ------           ------          ------           ------          ------           ------
Income From Investment
Operations
Net Investment Income .......        0.0264           0.0469          0.0482           0.0467          0.0488           0.0169
Net Realized and Unrealized
  Gain on Investments .......        0.0000           0.0000          0.0002           0.0000          0.0000           0.0000
                                     ------           ------          ------           ------          ------           ------
Total From Investment
  Operations ................        0.0264           0.0469          0.0484           0.0467          0.0488           0.0169
                                     ------           ------          ------           ------          ------           ------
Less Distributions
Dividends From Net Investment
  Income ....................       (0.0264)         (0.0469)        (0.0484)(a)      (0.0465)        (0.0488)         (0.0169)
Distributions From Net
  Realized Capital Gains ....        0.0000           0.0000          0.0000          (0.0002)         0.0000           0.0000
                                     ------           ------          ------           ------          ------           ------
Total Distributions .........       (0.0264)         (0.0469)        (0.0484)         (0.0467)        (0.0488)         (0.0169)
                                     ------           ------          ------           ------          ------           ------
Net Asset Value, End of Year         $ 1.00           $ 1.00          $ 1.00           $ 1.00          $ 1.00           $ 1.00
                                     ======           ======          ======           ======          ======           ======
Total Return (%) ............          2.7              4.8             5.0              4.8             5.0              1.7
Ratio of Operating Expenses
  to Average Net Assets (%) .          0.84             0.88            0.90             0.88            0.84             0.74(c)
Ratio of Net Investment
  Income to Average Net
    Assets (%) ..............          2.65             4.67            4.85             4.66            4.88             4.98(c)
Net Assets, End of Year (000)      $699,369         $649,808        $663,621         $698,659        $607,406         $103,860

(a) Including net realized gain on investments.
(b) Commencement of operations.
(c) Computed on an annualized basis.
(d) Class B shares commenced operations September 13, 1993 and Class C shares commenced operations March 1, 1998.

                                    See accompanying notes to financial statements.

------------------------------------------------------------------------------------------------------------------------------
                                                     FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------

                                                                         TAX EXEMPT MONEY MARKET TRUST
                                                      ------------------------------------------------------------------------
                                                                               YEAR ENDED JUNE 30,
                                                      ------------------------------------------------------------------------
                                                        1994             1995            1996            1997            1998
                                                       ------           ------          ------          ------          ------
Net Asset Value, Beginning of Year .............       $ 1.00           $ 1.00          $ 1.00          $ 1.00          $ 1.00
                                                       ------           ------          ------          ------          ------
Income From Investment Operations
Net Investment Income ..........................       0.0208           0.0314          0.0327          0.0314          0.0323
Net Realized and Unrealized Gain (Loss) on
  Investments ..................................       0.0000           0.0000          0.0000          0.0001          0.0000
                                                       ------           ------          ------          ------          ------
Total From Investment Operations ...............       0.0208           0.0314          0.0327          0.0315          0.0323
                                                       ------           ------          ------          ------          ------
Less Distributions
Dividends From Net Investment Income ...........      (0.0208)         (0.0314)        (0.0327)        (0.0315)(a)     (0.0323)
                                                       ------           ------          ------          ------          ------
Total Distributions ............................      (0.0208)         (0.0314)        (0.0327)        (0.0315)        (0.0323)
                                                       ------           ------          ------          ------          ------
Net Asset Value, End of Year ...................       $ 1.00           $ 1.00          $ 1.00          $ 1.00          $ 1.00
                                                       ======           ======          ======          ======          ======
Total Return (%) ...............................         2.1              3.2             3.3             3.2             3.3
Ratio of Operating Expenses to Average Net
  Assets (%) (b) ...............................         0.56             0.56            0.56            0.56            0.60
Ratio of Net Investment Income to Average Net
  Assets (%) ...................................         2.08             3.15            3.29            3.17            3.23
Net Assets, End of Year (000) ..................      $66,620          $67,797         $64,897         $67,736         $73,798

(a) Including net realized gain on investments.
(b) The ratio of operating expenses to average
    net assets without giving effect to the
    voluntary expense limitation and voluntary
    fee waiver described in Note 3 to the
    financial statements would have been .......         0.89             0.85            0.90            0.85            0.85

                                    See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

June 30, 1998

1. SIGNIFICANT ACCOUNTING POLICIES. New England Cash Management Trust Money Market Series and New England Tax Exempt Money Market Trust (the "Trusts") are registered under the Investment Company Act of 1940, as amended, as diversified, open-end investment companies. The Cash Management Trust Money Market Series seeks maximum current income consistent with the preservation of capital and liquidity. The Tax Exempt Money Market Trust seeks current income exempt from federal income taxes consistent with preservation of capital and liquidity.

NEW ENGLAND CASH MANAGEMENT TRUST MONEY MARKET SERIES -- The Trust's Agreement and Declaration of Trust permits the issuance of an unlimited number of shares of beneficial interest, no par value. The Trust commenced its public offering of Class B shares on September 13, 1993, Class C shares on March 1, 1998 and Class Y shares on February 27, 1998. Class A, B and C shares were offered to enable investors in each class of the New England Stock or Bond Funds to invest in money market shares. Class A, B and C shares are identical except that Class B and C shares may be subject to a contingent deferred sales charge upon redemption if the shares were acquired by exchange of Class B or C shares of a stock or bond fund. Class Y shares are intended for institutional investors with a minimum of $1 million to invest.

NEW ENGLAND TAX EXEMPT MONEY MARKET TRUST -- The Trust's Agreement and Declaration of Trust permits the issuance of an unlimited number of shares of beneficial interest, no par value. Effective September 13, 1993, the Trust began offering two classes of shares, Class A and Class B, in order to enable investors in either class of the New England Stock or Bond Funds to invest in money market shares. Class A and B shares are identical except that Class B shares may be subject to a contingent deferred sales charge upon redemption if the shares were acquired by exchange of Class B shares of a stock or bond fund.

The following is a summary of significant accounting policies followed by the Trusts in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. The Trusts employ the amortized cost method of security valuation as set forth in Rule 2a-7 under the Investment Company Act of 1940 which, in the opinion of the trustees of each Trust, represents the fair value of the particular security. The amortized cost of a security is determined by valuing it at original cost and there-after accreting any discount or amortizing any premium on a straight-line basis.

B. REPURCHASE AGREEMENTS. The Trusts, through their custodian, receive delivery of the underlying securities collateralizing repurchase agreements. It is the Trusts' policy that the market value of the collateral be at least equal to 100% of the repurchase price. The subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the portfolio's ability to dispose of the underlying security.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and interest income is recorded on the accrual basis. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

D. DELAYED DELIVERY SECURITIES. Delivery and payment for securities purchased on a when-issued or delayed delivery basis can take place one month or more after the date of the transaction. The securities so purchased are subject to market fluctuation during this period. At June 30, 1998, the cost of delayed delivery purchase commitments for the Tax Exempt Money Market Trust amounted to $2,985,202.

E. FEDERAL INCOME TAXES. The Cash Management Trust Money Market Series and the Tax Exempt Money Market Trust intend to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to their shareholders all of their taxable and tax exempt income. Accordingly, no provision for federal income tax has been made.

The Tax Exempt Money Market Trust has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for federal income tax purposes.

F. DIVIDENDS TO SHAREHOLDERS. Dividends are declared daily to shareholders of record at the time and are paid monthly. Long term gain distributions, if any, will be made annually.

G. OTHER. Each of the Trusts invests primarily in a portfolio of money market instruments maturing in 397 days or less whose ratings are within the two highest ratings categories of a nationally recognized rating agency or, if not rated, are believed to be of comparable quality. The ability of the issuers of the securities held by the Trusts to meet their obligations may be affected by foreign economic, political and legal developments in the case of foreign banks or foreign branches or subsidiaries of U.S. banks, or domestic economic developments in a specific industry, state or region.

2.  INVESTMENT TRANSACTIONS.
For the year ended June 30, 1998:

NEW ENGLAND CASH MANAGEMENT TRUST MONEY MARKET SERIES -- Purchases and sales or maturities of short-term obligations, including securities purchased subject to repurchase agreements, aggregated $5,629,302,727 and $5,653,491,669, respectively.

NEW ENGLAND TAX EXEMPT MONEY MARKET TRUST -- Purchases and sales or maturities of short-term obligations aggregated $219,244,440 and $215,250,000, respectively.

3.  INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

A. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

During the year ended June 30, 1998, the Trusts incurred management fees payable to the Trusts' investment adviser, New England Funds Management L.P. ("NEFM") and subadviser, Back Bay Advisors L.P. ("BBA"). Certain officers and directors of NEFM are also officers and trustees of the Trusts. NEFM and BBA are wholly-owned subsidiaries of Nvest Companies, L.P. ("Nvest") which is a subsidiary of Metropolitan Life Insurance Company ("MetLife").

NEW ENGLAND CASH MANAGEMENT TRUST MONEY MARKET SERIES
Under the management agreement, the Trust pays to its investment adviser, NEFM, a monthly fee based on the annual percentage rates of its corresponding average daily net asset values set forth below. The management fee is reduced by the amount of subadvisory fees, paid by the Trust directly to the Subadvisor, as described below.

Under the same management agreement, the Trust pays to its investment subadviser, BBA, a monthly fee based on the annual percentage rates of its corresponding average daily net asset values set forth below:

                          ANNUAL PERCENTAGE RATE    ANNUAL PERCENTAGE RATE OF
                             OF ADVISORY FEES       ADVISORY FEES PAID TO THE
                               PAID TO NEFM              SUBADVISER, BBA
                          ----------------------    -------------------------
the first $500 million            .4250%                      .2050%
the next $500 million             .4000%                      .1800%
the next $500 million             .3500%                      .1600%
the next $500 million             .3000%                      .1400%
amounts in excess of $2
billion                           .2500%                      .1200%

       FEES EARNED
       -----------
      $1,535,052      NEFM
      $1,380,613      BBA

NEW ENGLAND TAX EXEMPT MONEY MARKET TRUST
The Trust pays management fees to its investment adviser, NEFM, at the annual rate of 0.40% of the first $100 million of the Trust's average daily net assets and 0.30% of such assets in excess of $100 million. The management fee is reduced by the amount of subadvisory fees, paid by the Trust directly to the Subadvisor, as described below. The Trust pays management fees to its investment subadviser, BBA, at the rate of 0.20% of the first $100 million of the Trust's average daily net assets and 0.15% of such assets in excess of $100 million. Fees earned by NEFM and BBA under the management agreements in effect during the year ended June 30, 1998 are as follows:

      FEES EARNED(a)
      --------------
      $137,333      NEFM
      $137,333      BBA
(a) Before reduction pursuant to voluntary expense limitations.

Effective January 1, 1998 NEFM and BBA voluntarily agreed, until further notice, to reduce the management fee and, if necessary, to assume Trust expenses in order to limit the expenses to 0.65 of 1% of average daily net assets. Prior to January 1, 1998 expenses were limited to 0.5625 of 1% of average net assets per year. As a result of fund expenses exceeding the expense limitation, for the year ended June 30, 1998 NEFM and BBA reduced their fees by $82,559 and $82,559, respectively.

B. ACCOUNTING AND ADMINISTRATIVE EXPENSE. New England Funds, L.P. ("New England Funds"), the Trusts' distributor, is a wholly owned subsidiary of Nvest and performs certain accounting and administrative services for the Trusts. Each Trust reimburses New England Funds for all or part of New England Funds' expenses of providing these services which include the following (i) expenses for personnel performing bookkeeping, accounting, and financial reporting functions and clerical functions relating to the Trusts, and (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Trusts or regulatory authorities and reports and questionnaires for SEC compliance. For the year ended June 30, 1998, these expenses amounted to $100,532 for the Cash Management Trust Money Market Series and $23,386 for the Tax Exempt Money Market Trust.

C. TRANSFER AGENT FEES. New England Funds Service Corporation ("NEFSCO") is the transfer and shareholder servicing agent for the Trusts. For the year ended June 30, 1998, the New England Cash Management Trust Money Market Series and Tax Exempt Money Market Trust paid $1,685,387 and $73,566, respectively, to NEFSCO as compensation for its services in that capacity. For the year ended June 30, 1998, the Cash Management Trust Money Market Series and Tax Exempt Money Market Trust received $13,269 and $1,312, respectively, in transfer agent credits. The transfer agent expense in the Statement of Operations is net of these credits.

D. SERVICE FEE. The Cash Management Trust Money Market Series Class Y shares that are purchased through an omnibus account may bear a service charge of up to 0.25% annually of the Class Y average daily net assets which will be paid by the Fund to such investment advisers, financial planners and broker-dealers, including New England Securities Corporation, for services provided by them to service accounts on behalf of Class Y shares of the Fund under a service agreement. For the year ended June 30, 1998 the Fund paid $88,268 in service fees.

4. TRUSTEES FEES AND EXPENSES. The Trusts do not pay any compensation to officers or trustees who are directors, officers, or employees of NEFM, NEFSCO, Nvest, New England Funds or their affiliates, other than registered investment companies. Each disinterested trustee is compensated by the Cash Management Trust Money Market Series and by the Tax Exempt Money Market Trust as follows:

                                  CASH MANAGEMENT TRUST     TAX EXEMPT
                                   MONEY MARKET SERIES   MONEY MARKET TRUST
                                   -------------------   ------------------

Annual Retainer                          $3,914              $386
Meeting Fee                               159/meeting         159/meeting
Annual Committee Member Retainer          587                  58
Annual Committee Chairman Retainer        391                  39

A deferred compensation plan is available to members of the boards of trustees. A trustee's participation in the plan is voluntary. Each participating trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Trust on the normal payment date.

5. CONCENTRATION OF CREDIT. The Tax Exempt Money Market Trust had the following industry concentrations in excess of 10% on June 30, 1998 as a percentage of the Trust's total net assets: Education (11.2%) Government (22.8%), Hospitals (32.7%), and Industrial (18.3%). The Trust also had more than 10% of its total net assets invested in Florida (10.5%), Illinois (11.5%), Louisiana (11.0%), Texas (10.6%) and had more than 10% of its net assets backed by letters of credit with AMBAC (10.3%) and MBIA (10.7%).

6. OTHER. The Board of Trustees on behalf of the New England Cash Management Trust voted to liquidate the U.S. Government Series effective February 27, 1998. Fund shareholders had the option to sell their shares and reinvest their proceeds into the Money Market Series or another New England Fund. In the event a shareholder did not elect one of these options on February 27, 1998, New England Funds automatically liquidated their shares and reinvested the proceeds into the Money Market Series. As a result of liquidation, $38,301,096 and 38,301,096 shares were invested into the Money Market Series.

--------------------------------------------------------------------------------
                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of New England Cash Management Trust Money Market Series and New England Tax Exempt Money Market Trust

In our opinion, the accompanying statements of assets & liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the New England Cash Management Trust Money Market Series and New England Tax Exempt Money Market Trust (hereafter referred to as "the Trusts") at June 30, 1998, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trusts' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
August 7, 1998

                                              GLOSSARY FOR MUTUAL FUND INVESTORS
-------------------------------------------------------------------------------

TOTAL RETURN - The change in value of a mutual fund investment over a specific time period, assuming all earnings are reinvested in additional shares of the fund. Expressed as a percentage.

INCOME DISTRIBUTIONS - Payments to shareholders resulting from the net interest or dividend income earned by a fund's portfolio.

CAPITAL GAINS DISTRIBUTIONS - Payments to shareholders of profits earned from selling securities in a fund's portfolio. Capital gains distributions are usually paid once a year.

YIELD - The rate at which a fund pays income. Yield calculations for 30-day periods are standardized among mutual funds, based on a formula developed by the Securities and Exchange Commission.

MATURITY - Refers to the period of time before principal repayment on a bond is due. A bond fund's "average maturity" refers to the weighted average of the maturities of all the individual bonds in the potfolio.

DURATION - A measure, stated in years, of a bond's sensitivity to interest rates. Duration is a means to directly compare the volatility of different instruments. As a general rule, for every 1% move in interest rates, a bond is expected to fluctuate in value as indicated by its duration. For example, if interest rates fall by 1%, a bond with a duration of 4 years should rise in value 4%. Conversely, the bond should decline 4% if interest rates rise 1%.

TREASURIES - Negotiable debt obligations of the U.S. government, secured by its full faith and credit. The income from Treasury securities is exempt from state and local income taxes but not from federal income taxes. There are three types of Treasuries: Bills (maturity of 3-12 months), Notes (maturity of 1-10 years) and Bonds (maturity of 10-30 years).

MUNICIPAL BOND - A debt security issued by a state or municipality to finance public expenditures. Interest payments are exempt from federal taxes and, in most cases, from state and local income taxes. The two main types are general obligation (GO) bonds, which are backed by the full faith and credit and taxing powers of the municipality; and revenue bonds, supported by the revenues from a municipal enterprise, such as airports and toll bridges.

--------------------------------------------------------------------------------
                              SAVING FOR RETIREMENT
--------------------------------------------------------------------------------
AN EARLY START CAN MAKE A BIG DIFFERENCE

With today's lengthening life spans, you may be retired for 20 years or more after you complete your working career. Living these retirement years the way you've dreamed of will require considerable financial resources. while it's never too late to start a retirement savings program, it's certainly never too early: The sooner you begin, the longer the time your money has to grow.

The chart below illustrates this point dramatically. One investor starts at age 30, saves for just 10 years, then leaves the investment to grow. The second investor starts 10 years later but saves much longer -- for 25 years, in fact. Can you guess which investor accumulates the greater retirement nest egg? For the answer, look at the chart.

--------------------------------------------------------------------------------
                    AN EARLY START CAN MAKE A BIG DIFFERENCE
--------------------------------------------------------------------------------

[A chart in the form of a line graph appears here, comparing the growth of investments made for 10 years by an investor who begins investing at age 30 to the growth of investments made for twenty-five years by an investor who begins investing at age 40. A hypothetical appreciation of 10% is assumed. The data points from the graph are as follows:]

Investor A - Begins investing at age 30 for 10 years:
Age                                                        Growth of Investments
30                                                                        $2,000
35                                                                       $15,431
40                                                                       $35,062
45                                                                       $90,943
55                                                                      $146,464
60                                                                      $235,882
65                                                                      $379,890


Investor B - Begins investing at age 40 for 25 years:
Age                                                        Growth of Investments
40                                                                        $2,000
45                                                                       $15,431
50                                                                       $37,062
55                                                                       $71,899
60                                                                      $128,005
65                                                                      $216,364

Assumes 10% hypothetical appreciation. For illustrative purposes only and not indicative of future performance of any New England Fund.

Investor A invested $20,000, less than half of Investor B's commitment -- and for less than half the time. Yet Investor A wound up with a much greater retirement nest egg. The reason? It's all thanks to an early start.

New England Funds has prepared a number of informative retirement planning guides. Call your financial representative or New England Funds today, and ask for the guide that best fits your personal needs.

--------------------------------------------------------------------------------
                             REGULAR INVESTING PAYS
--------------------------------------------------------------------------------

FIVE GOOD REASONS TO INVEST REGULARLY
1. It's an easy way to build assets.
2. It's convenient and effortless.
3. It requires a low minimum to get started.
4. It can help you reach important long-term goals like financing retirement or college funding.
5. It can help you benefit from the ups and downs of the market. With Investment Builder, New England Fund's automatic investment program, you can invest as little as $100 a month in your New England fund automatically -- without even writing a check. And, as you can see from the chart below, your monthly investments can really add up over time.

--------------------------------------------------------------------------------
                         THE POWER OF MONTHLY INVESTING
--------------------------------------------------------------------------------

[A line graph appears here, illustrating the hypothetical accumulation of monthly investments at an 8% annual rate of return. The data points of the graph are as follows:]

Monthly investments of $100

Years                                             Growth of Monthly Investments
0                                                                            $0
5                                                                        $7,322
10                                                                      $18,079
15                                                                      $33,886
20                                                                      $57,111
25                                                                      $91,236

Monthly investments of $200

Years                                             Growth of Monthly Investments
0                                                                            $0
5                                                                       $14,643
10                                                                      $36,158
15                                                                      $67,772
20                                                                     $114,222
25                                                                     $182,472

Monthly investments of $500

Years                                             Growth of Monthly Investments
0                                                                            $0
5                                                                       $36,608
10                                                                      $90,396
15                                                                     $169,429
20                                                                     $285,555
25                                                                     $456,181

For illustrative purposes only. These figures represent hypothetical accumulation at an 8% annual rate of return, and are not indicative of future performance of any New England Fund. The value of a New England Fund will fluctuate with changing market conditions.

This program cannot assure a profit nor protect against a loss in a declining market. It does, however, ensure that you buy more shares when the price is low and fewer shares when the price is high.

You can start an Investment Builder program with your current New England Funds account. To open an Investment Builder account today, call your financial representative or New England Funds at 1-800-225-5478.

--------------------------------------------------------------------------------
                                NEW ENGLAND FUNDS
--------------------------------------------------------------------------------

                                   STOCK FUNDS
                                  Bullseye Fund
                               Star Small Cap Fund
                                   Growth Fund
                               Star Advisers Fund
                               Capital Growth Fund
                            Growth Opportunities Fund
                                   Value Fund
                               Equity Income Fund
                                  Balanced Fund

                            INTERNATIONAL STOCK FUNDS
                            International Equity Fund
                               Star Worldwide Fund

                                   BOND FUNDS
                                High Income Fund
                              Strategic Income Fund
                                Bond Income Fund
                           Government Securities Fund
                        Limited Term U.S. Government Fund
                      Adjustable Rate U.S. Government Fund

                                TAX EXEMPT FUNDS
                              Municipal Income Fund
                       Massachusetts Tax Free Income Fund
                        Tax Free Income Fund of New York
                  Intermediate Term Tax Free Fund of California

                               MONEY MARKET FUNDS
                   Cash Management Trust, Money Market Series
                          Tax Exempt Money Market Trust

                    To learn more, and for a free prospectus,
                     contact your financial representative.

              VISIT OUR WORLD WIDE WEB SITE AT WWW.MUTUALFUNDS.COM

                      New England Funds, L.P., Distributor
                               399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478

           This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about
          distribution charges, management and other items of interest.
    Investors are advised to read the prospectus carefully before investing.

 New England Funds, L.P., and other firms selling shares of New England Funds are members of the National Association of Securities Dealers, Inc.
    (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program.
                The program provides access to information about
        securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 1-800-289-9999 or by
                    visiting their web site at www.NASDR.com.

                                                              ------------------
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